UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 7, 2007 (December 4, 2007)
Date of Report (Date of earliest event reported)

Protective Life Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Highway 280 South
Birmingham, Alabama		35223
(Address of principal executive offices)		(Zip Code)

(205) 268-1000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Protective Life Corporation (the “Company”) has registered various securities pursuant to a Registration Statement on Form S-3, No. 333-121791 (the “Registration Statement”). The securities, including debt securities, were registered on the Registration Statement to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. On December 4, 2007, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with the underwriters named therein, relating to the offering by the Company of a new series of debt securities:  $150,000,000 aggregate principal amount of 6.40% Senior Notes due January 15, 2018 (the “Senior Notes”). We expect the Senior Notes to be issued on December 11, 2007 under the Senior Indenture, dated as of June 1, 1994, between the Company and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”), as supplemented by Supplemental Indenture No. 11, to be dated as of December 11, 2007 (the “Supplemental Indenture”). Each of (i) the Purchase Agreement, (ii) the form of Supplemental Indenture and the form of Senior Note and (iii) Statement of Eligibility and Qualification of Trustee on Form T-1 is filed as an exhibit to this Current Report on Form 8-K.

The foregoing description is a summary of the terms of the Purchase Agreement and the Supplemental Indenture and is qualified in its entirety by reference to the Purchase Agreement and the Supplemental Indenture that are attached as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us. They have received and may receive customary fees and commissions for these transactions.

An affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch Bank USA, is a lender under our $200 million revolving credit facility, which was amended and restated on July 30, 2004. Our indebtedness under this revolving credit facility was approximately $98 million as of November 30, 2007. Our indebtedness under this revolving credit facility will be repaid with a portion of the proceeds from this offering of Senior Notes. Pro Equities, Inc., a wholly-owned subsidiary of the Company, will participate as an underwriter in this offering.

The Bank of New York Trust Company, N.A. is the Trustee under the Senior Indenture and will be the principal paying agent and registrar for the Senior Notes. We have entered into, and from time to time may continue to enter into, banking and other relationships with The Bank of New York Trust Company, N.A. or its affiliates.

Item 2.03. Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description of Document

1.1

Purchase Agreement, dated December 4, 2007, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc., as representatives of the underwriters named in Schedule I(a) thereof.

4.1	Form of Supplemental Indenture No. 11 between the Company and The Bank of New York Trust Co., N.A., as trustee.

4.2	Form of 6.40% Senior Note due 2018, included in Exhibit 4.1.

25.1	Statement of Eligibility and Qualification of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE CORPORATION

By:	/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller and
Chief Accounting Officer
Date: December 7, 2007